UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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Cobalt International Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Proxy Materials are available for review at: http://www.cstproxy.com/cobaltintl/2014 Cobalt International Energy, Inc. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on April 29, 2014 Dear Stockholder, Our 2014 Annual Meeting of Stockholders of Cobalt International Energy, Inc. will be held on Tuesday, April 29, 2014 at 8:00 a.m. Central Time in the Wisteria Ballroom of the Westin Houston Memorial City Hotel located at 945 Gessner Road, Houston Texas 77024. Proposals to be considered at the Annual Meeting: (1) To elect three Class II directors to serve a three-year term until the 2017 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified, and one Class I director to serve a two-year term until the 2016 Annual Meeting of Stockholders, or until his successor is duly elected and qualified; (2) To ratify the appointment of Ernst &Young LLP, as independent auditors for the fiscal year ending December 31, 2014; (3) To approve, on an advisory basis, named executive officer compensation; and (4) To transact such other business as may properly come before the Annual Meeting, The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. Stockholders are cordially invited to attend the Annual Meeting and vote in person. You May Vote Your Proxy When You View The Material On The Internet. YouWill Be Asked To Follow The Prompts To Vote Your Shares. How to Vote Your Proxy: 1. Voting by Internet: To vote now by Internet, go to www.cstproxyvote.com. Have this notice available when you access this website. Follow the prompts to vote your shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. 2. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. See “Requesting a Paper Copy of The Proxy Materials.” 3. Vote in Person: Cobalt International Energy, Inc. has specific requirements for attendance at the Annual Meeting of Stockholders, including photo identification and, if your shares are held in the name of a broker or other nominee, a letter (and a proxy if you wish to vote your shares) from such broker or nominee confirming your ownership of the shares as of the record date. Please check the proxy materials for specific requirements for meeting attendance. If you wish to vote these shares in person, you will need to request a ballot at the meeting. c/o Continental Proxy Services – 8th Floor 17 Battery Place, New York NY 10004 –1123 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. For information regarding attending the meeting, please see the proxy materials.

Important Notice Regarding the Availability Of Proxy Materials For the Annual Stockholder Meeting to Be Held On April 29, 2014 Under the U.S. Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Stockholders are available on the Internet. You are receiving this communication because you hold stock in Cobalt International Energy, Inc. This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. You will not otherwise receive paper or e-mail copies. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 18, 2014 to facilitate a timely delivery. The following Proxy Materials are available to you to review at: http://www.cstproxy.com/cobaltintl/2014 . the Company’s Annual Report for the year ending December 31, 2013. . the Company’s 2014 Notice of Annual Meeting and Proxy Statement (including all attachments thereto) . the Proxy Card. . any amendments to the foregoing materials that are required to be furnished to stockholders. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number and account number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0690, or By logging on to http://www.cstproxy.com/cobaltintl/2014 or By email at: proxy@continentalstock.com * *Please include the company name, company ID and your proxy number and account number in the subject line. Cobalt International Energy, Inc. Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas 77024